EXHIBIT 10.3
                                  ------------

                          AMENDMENT TO LETTER OF INTENT
                          -----------------------------

                              Qvergent Radio Corp.
                                  P.O. Box 1316
                         Laguna Beach, California 92652


                                November 1, 2000

                                   ePromo.com
                         11930 Menaul Blvd. NE, Ste. 107
                          Albuquerque, New Mexico 87112

  Re:Extension of Letter of Intent Concerning Proposed Acquisition of Qvergent
  ----------------------------------------------------------------------------

Gentlemen:

         By this letter we confirm the terms of the Letter of Intent dated October 11, 2000, between ePromo.com, a Nevada corporation, and Qvergent Radio Corp., a Delaware corporation, and hereby agree to extend the provisions set forth in Section 3 of the Letter of Intent requiring the Acquisition Agreement to be executed by October 31, 2000. The Letter of Intent is hereby modified and amended to extend the exclusivity provisions of Section 3 until November 15, 2000.

         Each of the terms and conditions of the Letter of Intent are incorporated herein by this reference. Capitalized terms not defined in this Modification to Letter of Intent shall have the meaning provided in the Letter of Intent.

         If the foregoing accurately sets forth our agreement, please sign where indicated below.

                                    Very truly yours,

                                    QVERGENT RADIO CORP, a Delaware
                                    corporation

                                    By:
                                         --------------------------
                                    Name:
                                         --------------------------
                                    Its:
                                         --------------------------



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Qvergent Radio Corporation
November 1, 2000

ACKNOWLEDGED AND AGREED
TO AS OF NOVEMBER __, 2000 BY:

EPROMO.COM

By:
    ------------------------
Its:
    ------------------------


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